EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Theron Resource Group (the “Company”) on Form 10-Q for the quarter and nine month periods ended February 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Jerry R. Satchwell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2009

/s/ “Jerry R. Satchwell”

Jerry R. Satchwell
Chief Executive Officer